FORM 8-K


                            SECURITIES AND EXCHANGE COMMISSION

                                        Washington, D.C.  20549

                                             CURRENT REPORT

                                  SUPPLEMENTAL FILING OF EXHIBITS

              Pursuant to Section 13 or 15(d) of The Securities & Exchange Act
                                              of 1934

                                        Date of Report: May 8, 1997

                      DATE OF SUPPLEMENTAL EXHIBIT FILING: JULY 1, 1997


     MT. OLYMPUS ENTERPRISES, INC.
     (Exact name of registrant as specified in charter)


      UTAH                             33-11795                87-0441351
 State or other jurisdiction   Commission File Number    IRS Employer I.d. No.
        of Incorporation

    5110 South 800 East, Murray, UT                               84117
    Aress of principal executive offices - Zip Code

Registrant's Telephone Number, including Area Code:          (801) 262-2265

PLEASE SEND A COPY OF ALL CORRESPONDENCE
OR RESPONSES TO COUNSEL FOR REGISTRANT AT:


                  Mr. Julian D. Jensen
               311 South State, Suite 380
                Salt Lake City, UT 84111

Telephone of Counsel for Registrant, including Area Code: (801) 531-6600

     THIS SUPPLEMENTAL 8-K FILING IS MADE SOLELY TO
     ELECTRONICALLY FILE THE EXHIBITS REFERENCED IN THE 8-K
     FILING OF THE REGISTRANT DATED MAY 8, 1997.  THE MAY 8, 1997
     FILING IS OTHERWISE INCORPORATED IN ITS ENTIRETY.

                 ITEM 1. Not Applicable

          ITEM 2. Acquisition of Assets - PREVIOUSLY FILED

                 ITEM 3. Not Applicable

                 ITEM 4. Not Applicable

             ITEM 5.  Other Events - PREVIOUSLY FILED

                 ITEM 6. Not Applicable

                 ITEM 7.  Financial Statements and Exhibits

 Preliminary Letter of Intent with Afritel Communications, Inc. - EXHIBIT "A" Memorandum of Understanding between MOE and Dennis Madsen - EXHIBIT "B" Short Term Funding Agreement (Madsen/Limpert) - EXHIBIT "C"
 Approving Resolution of the Board of Directors - EXHIBIT "D"
 Notification of Authorization from NASD - EXHIBIT "E"
 Press Release - EXHIBIT "F"

     [The Preliminary Financial Statements of Afritel, Inc. are not presently available, but will be filed as appropriate disclosure items upon completion of the Reorganization.]

                       SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MT. OLYMPUS ENTERPRISES. INC.


                              L. Kent Mackay, President
                              5110 South 800 East
                              Murray, UT 84117

     Date: July      , 1997

moe.3/supfil8k.moe

                           EXHIBIT - A


                                AFRITEL TELECOMMUNICATIONS, INC.
                               700 Gemini, Suite 100 -  Houston, Texas 77058
                              Tel: (713) 488-3883   Fax: (713) 488-5353



                          April 24, 1997

     Mr. L. Kent Mackay
     President
     Mt. Olympus Enterprises, Inc.
     5110 South 800 East
     Salt Lake City, Utah 84117

     Re:  Acquisition of AfriTel Telecommunications, Inc.
          By Mt. Olympus Enterprises, Inc.

     Dear Mr. Mackay:

   The following constitutes a mutual letter of intent (letter of Intents) with respect to the acquisition of Duffel Telecommunications, Inc. (AfriTel), a Delaware corporation, by Mt. Olympus Enterprises, Inc. (Mt. Olympus), a Delaware
     corporation, on the terms and conditions as follows:

                                                  RECITALS

          1. Mt. Olympus was incorporated in Delaware on January 19, 1987 and is authorized to issue 50,000,000 common shares, each having a par value of $.001. 4,300,000 common shares and no preferred shares are presently issued and outstanding. No other class of equity securities are outstanding. However, prior to Closing of the transaction contemplated by this Letter of Intent, Mt. Olympus will reverse split it's outstanding common shares so that immediately after the splits 100,000 shares will be issued and outstanding.

          2. Mt. Olympus offered and sold its common stock to the public pursuant to the terms of a Registration Statement declared effective by the U.S. Securities and Exchange Commission (herein-Commission) dated November 1988. Mt. Olympus has furnished to AfriTel copies of its Registration Statement and financial statements, which are specifically incorporated herein by reference.


         3. AfriTel is a duly incorporated Delaware corporation and all of its issued and outstanding common stock is owned by Benchmark Equity Group, Inc. (Benchmark).

      4. AfriTel has acquired a cellular telecommunications concession in the African country of Zaire and intends to acquire additional telecommunication licenses on the African continent.

      5. AfriTel has furnished Mt. Olympus with a Confidential Business Plan, which is specifically incorporated herein.

      6. The parties desire to enter into a Letter of Intent as a statement of their intention to effect an acquisition, subject to suitable results of due diligence examinations, required director and shareholder votes, and other requirements of applicable State and Federal laws.

     IN CONSEQUENCE WHEREOF, the parties have adopted this Letter of Intent as a statement of their intent to effect an acquisition on the terms and conditions set forth herein.

     1. Reorganization of Company. The parties intend to effect an acquisition of AfriTel by Mt. Olympus as a non-taxable reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

     Each party shall, at closing, provide the other with documentation and evidence that all required statutory notices, proxies, and dissenter's rights have been complied with under applicable law.

     The Reorganization shall be structured so that AfriTel shall become a wholly owned subsidiary of Mt. Olympus followed by a change of its name to "AfriTel Telecommunications, Inc." and all equity securities of AfriTel outstanding before the reorganization will become securities of Mt. Olympus. A Plan and Agreement of Reorganization, Articles of Merger, Information Statement to shareholders and all other filings or shareholder communications required by the Commission, state regulatory authorities or necessary to effect the acquisition shall be promptly and timely completed upon closing.

     2. Exchange of Shares. The parties acknowledge that Mt. Olympus is a public company and its outstanding securities are registered pursuant to Section 12(9) of the Securities Exchange Act of 1934. Immediately prior to the Closing of the transaction contemplated by this Letter of Intent, Mt. Olympus will reverse split it's outstanding shares of common stock so that the total outstanding shares immediately after the split will be 100,000. Thereafter, Mt. Olympus shall acquire all common shares of AfriTel by exchanging 4,500,000 shares of the authorized,
but presently unissued, shares of common voting stock of Mt.
 Olympus to the present shareholders of AfriTel for all issued and outstanding common shares of AfriTel. The shares issued by Mt. Olympus will be restricted securities as defined in Rule 144 of the Securities Act of 1933, an appropriate legend will be stamped on each certificate representing such shares and stop orders will be issued to the transfer agent. The acquisition shall be structured such that Mt. Olympus shall have full and plenary ownership and control of AfriTel and its subsidiaries.

     The parties understand that Mt. Olympus has agreed to issue 500,000 presently authorized but unissued shares of its common stock to a person or firm designated by Mt. Olympus at the time the exchange is consummated, as compensation for negotiating the transaction described in this Letter of Intent

     3. Matters Prior to the Acquisition and Additional Documentation. As is customary in transactions of this kind, this Letter of Intent shall serve as a general outline of a definitive Plan and Agreement of Reorganization (the "Agreement") and other more detailed documentation to be prepared, approved by counsel, and fully executed. By way of illustration and not limitation, the parties expect that such Agreement shall contain clauses and other agreements which shall be hereafter negotiated including:

   (i) Lock up agreements, break-up fee and options to purchase restricted shares of Mt. Olympus satisfactory to the management of AfriTel and Mt. Olympus and their respective controlling shareholders;

   (ii) Evidence that AfriTel has completed a private placement of not less than $500,000;

   (iii) Evidence that the common stock of Mt. Olympus is qualified for trading in the over-the-counter securities market, is approved for quotation on the electronic bulletin operated by the National Association of Securities Dealers, Inc. and bid and ask prices are quoted by not less than three "market makers";

   (iv) Assurances that no activities of the parties would, in the reasonable opinion of counsel, result in rights or rescission or other claims under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 as amended, State Blue Sky Laws, applicable State Corporate Laws, and similar laws; and similar assurances that the proposed transaction shall not give rise to dissenter's rights, rights of appraisal, escrow or lock-up requirements; minority shareholder derivative actions, and similar rights and remedies;

   (v) Assurances that all financial statements of AfriTel and its subsidiaries are audited or unaudited and do not contain "black holes" or a showing that continued operations of the companies are dependent upon proceeds of any future offering of securities;

  (vi) Representations and warranties as to the adequacy and accuracy of materials furnished, corporate authority and related matters;

  (vii) Consents, if necessary, by Blue Sky Commissioners and other regulatory authorities;

  (viii) Suitable officers' certificates, agreements with finders, and similar matters; and

  (ix) Opinions of counsel covering issuance of fully paid and non-assessable stock, appropriate exemptions from registration for privately placed and restricted shares, corporate authority and good standing, and similar corporate matters.

    4. Financial Statements. Mt. Olympus will provide AfriTel with financial statements audited by Hansen, Barnett and Maxwell, Certified Public Accountants, for each of its fiscal years from inception through and including December 31, 1996 as well as unaudited statements for the quarter ended March 31, 1997 and shall provide, upon request, all general ledgers, checkbooks, checkbook registers, and similar accounting or bookkeeping documents. At the time of closing, Mt. Olympus will have no material liabilities or assets. AfriTel agrees that, immediately upon acquisition, it will cause Mt. Olympus to provide an information statement to all shareholders of Mt. Olympus fully disclosing this transaction, among other things, within a prompt and reasonable time after the date of acquisition.

    5. Due Diligence Examination. The consummation of the transactions contemplated hereunder are expressly conditioned upon the results of due diligence examinations by the respective parties. Mt. Olympus warrants and represents that the representations contained in its Registration Statement, annual report and quarterly reports are true and accurate as of the date of the Registration Statement, annual report and quarterly reports, and AfriTel warrants and represents mat the representations contained in its Confidential Business Plan are true and accurate. With respect to the due diligence examinations, each party shall fully and completely disclose and divulge all matters requested; fully disclose all matters that may materially affect the ability of Mt. Olympus to have a registration statement declared effective; to disclose all matters that may affect the financial statements of Mt.
 Olympus and AfriTel; and shall make available all books and records. All employees, shareholders, officers, directors, attorneys, accountants, advisors and consultants of Mt. Olympus and AfriTel may be examined by the other party. All information received in connection with the due diligence examination shall be received in confidence and shall not be divulged in the event that a merger of the companies does not take place.

    6. Non-solicitation. In consideration of the substantial expenditures of time, effort and money to be undertaken by AfriTel in connection with the preparation and execution of the Agreement, the various reviews, investigations and verifications referenced to above, Mt. Olympus hereby undertakes and agrees
 (i) that during the term of the Letter of Intent, Mt. Olympus shall not enter into or conduct any discussions with any other prospective purchaser for the purchase of any of the shares of Mt. Olympus Common Stock or any of Mt. Olympus's assets, and (ii) to negotiate in good faith in an attempt to successfully conclude the transactions contemplated by the Letter of Intent. In addition, pending execution and delivery of the Agreement (or the earlier termination of the Letter of Intent), Mt. Olympus will not, and will not permit its representatives to solicit or encourage (including by way of furnishing any non-public information concerning Mt. Olympus's business, properties or assets) any acquisition proposal and will terminate all negotiations relating to an acquisition proposal is received, Mt. Olympus shall promptly notify AfriTel. As used in the Letter of Intent, "acquisition proposal" means any proposal for a merger or other business combination involving Mt. Olympus or for the acquisition of any equity interest in, or a substantial portion of, the assets of Mt. Olympus other than pursuant to a transaction contemplated by the Letter of Intent.

   7. Public Statements. Each party to this Letter of Intent agrees that he will not make any public disclosure of this Letter of Intent or the execution of the Agreement without the other's prior approval. Prior to issuing any press release or public statement concerning the transactions represented therein, a copy shall be made available to the other parties for their comments. If the proposed transactions are not consummated for any reason whatsoever, the respective parties thereto shall keep confidential any information (unless ascertainable from public or published information or trade sources) concerning the business or operations of the parties hereto.

   8. Confidentiality. Mt. Olympus will hold and will cause its employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of law, all documents and information concerning AfriTel furnished to Mt. Olympus in connection with the transactions contemplated by the Letter of Intent (except to the extent that such information can be shown to have been (a) previously known by Mt. Olympus and where the disclosure of which is not in violation of an obligation of Mt. Olympus, (b) in the public domain through no fault of Mt. Olympus, or (c) later lawfully acquired by Mt. Olympus from other sources unless Mt. Olympus knew such information was obtained in violation of an agreement of confidentiality) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors in connection with
     the
 Agreement (it being understood that such persons shall be informed by Mt. Olympus of the confidential nature of such information and shall be directed by Mt. Olympus to treat such information confidentially).

   9. Binding Effect. It is, of course, understood that the respective rights and obligations of Mt. Olympus and AfriTel remain to be defined in the Agreement into which the Letter of Intent and all prior discussions shall merge; provided, however, that the respective obligations of Mt. Olympus and AfriTel described in the three immediately preceding paragraphs shall be binding upon each, respectively, when the Letter of Intent is executed and delivered to AfriTel.

   10. Matters Subsequent to the Acquisition. Immediately upon consummation of the acquisition, or as soon thereafter as practicable, the respective parties will take all corporate, regulatory and other actions reasonably necessary to promptly accomplish the following:

    (i) Election of Officers, Directors, Counsel and Auditors. Contemporaneously with the acquisition, the present directors will unanimously consent to the election of directors designated by Benchmark and, upon the acceptance and agreement to serve by such newly elected persons, the present officers, directors, counsel and accountants for Mt. Olympus shall tender their resignations, from all capacities, of the company. Immediately thereafter, a Board of Directors meeting shall be held to elect officers and to appoint counsel to Mt. Olympus and to engage independent auditors.

   (ii) Parent - Subsidiary Merger. Articles of Merger will be adopted by the Directors and ratified by the shareholders at a meeting noticed and called for such purpose, whereby AfriTel is merged into Mt. Olympus (or a wholly owned subsidiary formed for such purpose). The corporate name, state of incorporation, articles of incorporation, by-laws, number and par value of authorized shares of common and preferred stock, incentive stock option plan, employee stock ownership plan, designations of outstanding preferred stock and other matters of corporate governance and capital structure of the surviving corporation will be identical to AfriTel immediately prior to the effective date of the merger.

   (iii) Appointment of Auditors, Legal Counsel and Transfer Agent. The Board of Directors will engage BDO Seidman as independent auditors, Sonfield & Sonfield as legal counsel and American Stock Transfer Corporation as warrant agent, transfer agent and exchange agent for the corporation.

   (iv) Information Statement and Special Meeting of Shareholders. Legal counsel to AfriTel will assist in the preparation of an information statement for distribution to all shareholders of Mt. Olympus which provides an explanation of each of the actions described in the next preceding three paragraphs and specifies the time and place for a special meeting of stockholders to ratify same.

   (v) Registration Statement on Form S-8. Management of Mt. Olympus will file a Registration Statement on Form S-8, or other appropriate form, with the Commission in order to register not less than 200,000 of the 500,000 shares issued by Mt. Olympus as consideration for the negotiation of the acquisition described in this Letter of Intent.

   If the above and foregoing is acceptable, please so indicate by executing one copy of this letter in the space provided and return to the undersigned.

     AFRITEL TELECOMMUNICATIONS, INC.

     By: /s/
          Frank M. DeLape, Corporate Secretary


     Accepted and agreed this 24th day of April, 1997.

     MT. OLYMPUS ENTERPRISES, INC.

     By: /s/
          L. Kent Mackay, President



     letter of intent.doc

                           EXHIBIT - B


                   MEMORANDUM OF UNDERSTANDING


          Preliminary agreement made and entered by and between Mr. Dennis Madsen of 476 East South Temple #205, Salt Lake City, UT 84111 ("Madsen") and Mt. Olympus Enterprises, Inc. of 5110 S. 800 E. Salt Lake City, UT 84117 ("MOE" or the "Company") in Salt Lake County, State of Utah on this 21st day of April, 1997.

          Madsen and MOE agree, subject only to final Board Ratification of MOE, that MOE will authorize for issuance to Madsen, or assigns, Five Million (5,000,000) shares of its restricted common stock in consideration for Madsen assuming and arranging payment of all outstanding debts and obligations of the Company, including all obligations presently owing to Madsen, with Madsen continuing to act for the Company as a finding agent for proposed mergers or acquisitions. Madsen and MOE agree that the December 31, 1996 Balance Sheet for MOE shows total liabilities of $61,108.00. Madsen has indicated to MOE that he has preliminarily negotiated financing arrangements requiring pledging the shares which may be issued to him by this Agreement, and as necessary to raise sufficient funds to fully compromise and discharge all MOE obligations, to include Madsen's personal assumption of some of the MOE debt.

    Madsen intends to pledge the stock subscription to be issued to him as security for one or more private loan transactions with sophisticated business parties to pay and discharge the MOE obligations without recourse to the Company. Madsen upon authorization of the stock herewith further agrees to fully indemnify the Company from all claims of its current creditors.

    Madsen represents that he will use his best efforts to enter into loan transactions employing the foregoing stock subscription with parties willing to enter into an undertaking to pursue further negotiations with the Company related to merger or acquisitions. Madsen represents and agrees that the shares to be issued to him, or assigns, under this Agreement will be employed only for loan transactions to discharge obligations of the Company as set-out above; and, subsequently, to assist in proposals of acquisition or merger as the Board may subsequently approve.

    Madsen further agrees and stipulates, as a finding agent of the Company, that he is fully and intimately familiar with the Company and its present activities and accounting and waives any further requirement for disclosure as to the shares to be issued. Madsen further understands that such shares will be restricted securities and is fully aware of the nature and limitations of restricted securities.

   Madsen further understands and agrees that the shares issued hereunder cannot be further distributed or sold without the consent and approval of the Company, except as such shares may be legitimately foreclosed as a result of any loan transaction. Madsen agrees that he will insure the shares to be received by him under this Agreement are not sold or otherwise distributed, except as security for the private loan transactions or reorganization of the company as contemplated by this Agreement, absent approval of the Company and pursuant to registration or a recognized exemption from registration.

   Madsen and MOE agree that they are entering this Agreement as an arm's length transaction and that the terms will be fully binding, provided only that the Board of Directors must ratify the actions of its president in entering this preliminary agreement.


     DATED THE DAY AND DATE FIRST ABOVE WRITTEN.



     /s/                                               /s/
     Dennis L. Madsen                        L. Kent Mackay, President
                                            Mt. Olympus Enterprises, Inc.




     moe.2/memunder.asc

                           EXHIBIT - C

                       SHORT-TERM
                   FUNDING AGREEMENT



          AGREEMENT made and entered this 21st day of April, 1997, by and between Andrew Limpert of 3512 South 300 East, Condominium R, Salt
     Lake City, UT 84115 ("Limpert") and Dennis G. Madsen of 476 East South Temple, Salt Lake City, Utah 84111 ("Madsen") in Salt Lake County, State of Utah. Whenever both Madsen and Limpert are referred to in this Agreement, they shall be collectively designated as "the parties."

                        RECITALS

          WHEREAS, Mt. Olympus Enterprises, Inc. (hereafter "MOE" or the "company") has recently authorized, but not issued, Five Million shares (5,000,000) of its restricted common stock to be used either to repay and discharge an interim loan, or to be employed as part of the Afritel Reorganization;

          WHEREAS, Limpert has agreed to loan to Madsen the sum of Sixty Thousand Dollars ($60,000.00) for the purpose of totally paying and discharging the liabilities of the company, including those obligations owed to Mr. Madsen;

          WHEREAS, both Madsen and Limpert are aware of and consent to the general terms of a proposed Reorganization of the company with a third party known as Afritel Telecommunications, Inc. ("Afritel") which specificallyprovides that 4,500,000 of the foregoing stock as issued may be used as part of the reorganization to the Afritel shareholders, and 500,000 will be retained by Madsen, or his assigns, subject to the terms of this Agreement;

          NOW, THEREFORE, the parties mutually agree and covenant as follows:

                       WITNESSETH

          1.0 CONSIDERATION AND LOAN. Limpert has paid an initial payment of Twenty Thousand Dollars ($20,000.00) under this Agreement, receipt and sufficiency of which loan payment is acknowledged by Madsen. Limpert herewith tenders the second installment of $20,000 upon execution ofthis Agreement, receipt and sufficiency of which is acknowledged by Madsen subject only to collection, and agrees to pay the final loan installment of $20,000.00 not later than May 10, 1997.

          2.0 STOCK AND SECURITY. MOE has agreed to authorize, as security for this Agreement, Five Million (5,000,000) Shares of its restricted common stock to be issued promptly to Limpert in full satisfaction and discharge of this loan obligation in the event that the Afritel Reorganization is not completed upon the terms and within the time provided in paragraph 4.0, below.

          3.0 REPAYMENT AND INTEREST TERMS OF LOAN. This paragraph, whether or not evidenced by a separate loan instrument, shall be treated in all respects as a loan obligation and undertaking. Madsen agrees to repay to Limpert the total sum of Sixty Thousand Dollars ($60,000) in principal, with simple annual interest commuted thereon at the rate of ten percent (10%) per annum and prorated on a daily basis, within ninety (90) days of the date of this Agreement. In the event that Madsen should default on such payment(s), and subject only to the terms of paragraph 4.0, it is agreed that Limpert will have an immediate right to foreclose and liquidate or retain in his name, without further judicial process or notice, the 5,000,000 share certificate to be issued in accordance with paragraph 2.0, supra.; BUT WITHOUT RECOURSE UPON EXECUTION AND LIQUIDATION OF THE SECURITY INTEREST.

          4.0 ALTERNATIVE REPAYMENT. Madsen and Limpert both mutually covenant and agree in good faith that in lieu of the standard note repayment provisions recited by the preceding paragraph, Limpert will not require payment of the Note upon its due date, provided that: (i) the Afritel Reorganization Agreement referenced above has proceeded to a final definitive Reorganization Agreement as of the due date; (ii) the company has completed a formal meeting of its shareholders to approve such Reorganization; and (iii) the company - as the resulting public entity - has filed for the registration ofits securities, pursuant to S-8 or other appropriate registration, in accordance with the terms of such Reorganization Agreement. If each of the foregoing three (3) conditions are satisfied, Limpert agrees that the due date of the Note will be extended and may be repaid in accordance with the terms of the Reorganization Agreement, as outlined below, for a period of up to an additional six (6) months, as may be required for the completion of the Registration. Limpert agrees that if the Reorganization with Afritel and the registration of the securities is completed, he will agree to accept in lieu of the repayment of the Sixty Thousand Dollars ($60,000), together with accrued interest, the following securities of the company - regardless of how named or designated - pursuant to the completion of the Reorganization with Afritel:

       A.   Not less than Thirty Seven and One-Half Percent (37.5%) of the
     Two Hundred Thousand (200,000) shares to be registered pursuant to the S-8 provisions, in satisfaction of the principal obligation of $60,000.00 owing under the Note (75,000 post-reorganization shares).

          B. Fifty Thousand (50,000) of the remaining Three Hundred Thousand (300,000) unregistered post-reorganization shares payable to management of the company or Madsen in satisfaction of the interest portion of the Note obligation.

          5.0 REPRESENTATIONS OF THE PARTIES. Both parties to this Agreement represent that they are sophisticated and knowledgeable business investors, who have access to and complete knowledge of, the business, financial statements and other matters concerning MOE. Both parties further represent that they would be qualified to be "accredited" investors. Both further represent and agree, because of their close affiliation with MOE, that they waive any specific requirement for additional information from MOE and agree and consent that they are acquiring securities herein, either directly or through potential foreclosure of a loan, as restricted securities without registration.

          Both parties represent and agree that they are fully informed and understand the nature of restricted securities and the limitations placed thereon, and fully agree and consent to such restriction and to the terms of this Agreement as knowledgeable and informed securities investors. Both agree that they are taking such shares subject to a private business transaction and not for resale and distribution.

          6.0  MISCELLANEOUS.

          6.1 This Agreement shall be binding upon or inure to the benefit of the heirs, assigns or successors in interest of either party hereto.

          6.2 This Agreement shall be applied and construed in accordance with Utah Law.

          6.3 Should any term or provision of this Agreement be found void or voidable, the balance shall be given reasonable application and applied so far as possible.

          6.4 This Agreement constitutes a fully integrated agreement and shall not be modified or extended by parole evidence, and may only be amended by a writing signed by both parties and attached hereto.

          DATED the day and date first above written.


     /s/                                               /s/
     Mr. Dennis G. Madsen               Mr. Andrew Limpert


     MOESEC.2/CFUNDAGR.ASC

                      EXHIBIT - D

          WAIVER OF NOTICE OF SPECIAL MEETING
               OF THE BOARD OF DIRECTORS

                           OF

             MT. OLYMPUS ENTERPRISES, INC.


          The undersigned, being all of the Directors named in the MT. OLYMPUS ENTERPRISES, INC. Articles of Incorporation, hereby waive notice of a special meeting of the Board of Directors and consent to the holding thereof on the 30th day of April, 1997 at 10:00 a.m., at 5110 South 800 East, Salt Lake City, UT 84117, and we do further agree that any and all business transacted at said meeting shall be as valid as though said meeting were held after notice duly given. The undersigned evidence that they attended such meeting in person or by telephone.

          IN WITNESS WHEREOF, we have hereunto subscribed our names on this 30th day of April, 1995.


                                   /s/
                                   L. KENT MACKAY
                                   Director

                                   /s/
                                   DAVE WINTERS
                                   Director

                                   /s/
                                   GREGORY H. STRINGHAM
                                   Director

                 EXHIBIT - D (CONT...)

                        MINUTES

           SPECIAL BOARD OF DIRECTORS MEETING
                           OF

     MT. OLYMPUS ENTERPRISES, INC.

                    April 30th, 1997



          A Special Board of Directors Meeting was called by the President of Mt. Olympus Enterprises, Inc. ("MOE" or the "Company"), L. Kent Mackay, pursuant to contact with and Waiver of Notice by the other two Directors, as attached. Mr. Mackay confirmed that he had previously indicated to the other Directors that Mr. Dennis Madsen was going to negotiate a preliminary Letter of Intent for a reverse acquisition with a company known as Afritel Communications, Inc. ("Afritel"), a start-up private Texas corporation to be engaged in the business of providing telecommunications and other telephone related services in developing African nations. The initial target area will be Zaire, or surrounding countries.

   It was proposed that Afritel wanted to transfer its assets, management, and start-up businesses to the Company for the purposes of becoming a public entity and then to do a subsequent public offering to raise capital for its initial telecommunications marketing endeavors.

  Mr. Mackay indicated that he had also discussed with Mr. Madsen, as the finding and consulting agent to the Company, the requirements for a preliminary Letter of Intent. Mr. Madsen had indicated to Mr. Mackay that it was necessary to create some means by which to eliminate the present outstanding debts and other liabilities of the Company in the approximate amount of Sixty-One Thousand Dollars ($61,000.00) as an initial first step to entering into this proposed reorganization.

   Mr. Mackay then indicated that Mr. Madsen had proposed a solution whereby the Company would agree to issue out Five Million (5,000,000) shares of its common stock to Mr. Madsen, should it become necessary to transfer such stock in the future as security or repayment of interim loans to retire the company's debts and obligations, and as necessary for completion of a final reorganization with Afritel. Mr. Madsen agrees to assume and discharge all of the present debts and other obligations of the Company through the date of such agreement. Mr. Madsen agreed he would attempt to arrange for a short-term loan using the foregoing commitment of the company to issue stock as security, and to employ the proceeds of said loan for the purposes of eliminating the Company's debts and liabilities, including those amounts owing to Mr. Madsen. The Company would concurrently complete its negotiations for the preliminary Letter of Intent with Afritel with the ultimate anticipation being that Four Million Five Hundred Thousand (4,500,000) of the Five Million (5,000,000) shares to be issued would be used for the purposes of completing the Afritel Reorganization. It was also discussed, as part of the Reorganization, that a third party creditor would loan the initial $60,000.00 for debt discharge and would be paid and satisfied out of a portion of the remaining 500,000 shares to be retained or assigned by Mr. Madsen for the interim debt reduction and related reorganization services, as issued.

  Mr. Madsen further discussed with the Board, and the Board is aware, that if the Afritel - or other suitable transaction - is not timely completed, then the Five Million (5,000,000) shares to be issued will be foreclosed as security for such loan(s), and the Company will have exchanged its existing debt for 5,000,000 shares. The Board fully discussed such issue and determined, after discussion, it was not an unreasonable transaction for the Company to issue 5,000,000 shares for the elimination of its debts absent any other transactions or business purposes. Mr. Mackay wanted to insure, from his discussions with Mr. Madsen and as presented to the Board, that if the Afritel transaction, or any similar related transaction was completed, that the preponderance of the 5,000,000 shares would be used for the purposes of funding such transaction.

   Mr. Madsen indicated that he had obtained a preliminary commitment from a third party lender by the name of Mr. Andrew Limpert, to whom the shares will be pledged, as issued, and that Mr. Limpert is agreeable to such conditional terms.

   Based upon the consideration of all of the foregoing factors, Mr.
 Mackay reported to the Board that he had entered into a Letter of Understanding with Mr. Madsen to issue the 5,000,000 shares, subject to Board approval and as the foregoing conditions are satisfied, and which Agreement is attached hereto for the consideration of the Board as Exhibit
 "A." Concurrently submitted to the Board for its consideration and approval, was a subsequent preliminary agreement with Afritel constituting a Letter of Intent for a reverse acquisition as generally described and outlined above, and attached hereto for Board review and approval as Exhibit "B," as signed by its President. Finally, there is attached to this Minutes, the Short-Term Funding Agreement with Mr. Andrew Limpert (Exhibit "C"), who would supply a loan of Sixty Thousand Dollars ($60,000.00) based upon the pledge of the Five Million (5,000,000) shares of the to be issued securities of the Company under the condition that they be used to eliminate the debts and obligations of the Company.

   The Board then discussed, at some length, the various provisions of the proposed Reorganization, the Short-Term Funding Agreement, and the proposed issuance of 5,000,000 shares of the Company for elimination of the corporation debts of MOE and potential application to funding the Afritel Reorganization Agreement. The Board specifically considered and discussed that the Company - at the present - has no alternative or viable business proposals or plans and believes this is an optimum time to attempt to do a reorganization since the Company has brought current, through December 31, 1996, its filing requirements under the Securities and Exchange Act of 1934, its tax filings, and other corporate filings in the State of Delaware, and is in good standing, according to counsel for the Company, in all of these filing requirements at the present time.

  Finally, the Board discussed that pursuant to the foregoing proposals, the Board had erroneously and prematurely authorized the issuance of 5,000,000 shares to Mr. Madsen, dated 4/17/97, and represented by Certificate No. 1951. Mr. Madsen has agreed to sign-off on this certificate and to return the same to the transfer agent, Atlas Stock Transfer, with a President's Letter requesting full cancellation as issued in error.

   Based upon the foregoing, it was moved by Mr. Stringham, seconded by Mr. Winters and unanimously adopted by the Board, that the Company hereby ratify and fully affirm the preliminary understanding between the Company and Mr. Madsen related to the issuance of Five Million (5,000,000) shares for the assumption, indemnity and retirement of the Company's debts and obligations to the date of such Agreement (Exhibit "A"); and, with provision for subsequent application of such shares to the Afritel Reorganization. Concurrently, the Company agrees that the Afritel Reorganization Agreement constitutes a viable and feasible agreement and it is proposed by the Board that it be adopted. While the Company is not a party to the Short-Term Funding Agreement between Mr. Madsen and Mr. Limpert, it has reviewed such document as a necessary and intrinsic part of the overall agreement to the Afritel Reorganization and the prospective issuance of the 5,000,000 shares, and affirms the terms and provisions of the such Funding Agreement as consistent and beneficial to those efforts. Based upon the foregoing, it was unanimously agreed and adopted by each of the undersigned Directors as follows:

   RESOLVED:   The Board of Directors hereby unanimously
 adopts and affirms the Memorandum of Understanding between the Company and Mr. Madsen, as previously executed by Mr. Mackay as President, (Exhibit "A").

   Secondly, the Board unanimously adopted and approved the preliminary Letter of Intent for the reverse merger with Afritel, a copy of which is attached hereto and incorporated by this reference as Exhibit "B."

   Next, the Board consents to the Short-Term Funding Agreement between Mr. Madsen and Mr. Limpert (Exhibit "C") as being consistent and consonant with the terms and provisions of the Afritel Reorganization.

   Finally, the Board directs its President to return
 Certificate No. 1951 for five million (5,000,000) shares, after signature by Mr. Dennis Madsen, to be deemed ISSUED IN
 ERROR AND CANCELLED OF RECORD.

                        ITEM II

          The Board next considered a representation and proposal of Mr.
 Mackay that while the foregoing shares as issued could be employed to eliminate all debts and obligations of the Company through the Memorandum of Understanding executed on April 9, 1997, the Board also needed to further authorize the continuing services of legal counsel for the Company and the auditors for the Company. Specifically, it was noted unaudited interim financial statements through March 31, 1997 will be required under the terms
 of the Reorganization.   Legal counsel will also be required to be involved in
 various due diligence, negotiation and drafting work incident to completion of the Reorganization including, but not limited to, preparation of the Proxy Statement and Request for Special Shareholders Meeting.

     As a result, it was proposed that the Board authorize the continuing services of HANSEN, BARNETT & MAXWELL as the independent auditors, and Mr. Julian D. Jensen of JENSEN, DUFFIN, CARMAN, DIBB
 & JACKSON as the attorney for the completion of the Reorganization and related securities work. Mr. Madsen had indicated to the Board that he believed that such services, as well as the discharge of present obligations to these professionals, could be negotiated by him out of the remaining Five Hundred Thousand (500,000) shares of the Company's stock as issued to be reserved to Mr. Madsen for reorganization purposes.

    Based upon the foregoing understanding, the Board agreed to authorize the continuing services and payment by Mr. Madsen for these professional services out of this block of stock without further Board review or authorization. Accordingly, it was moved by Mr. Mackay, seconded and unanimously adopted by the Board as follows:

   RESOLVED: Mr. Madsen and Mr. Mackay shall continue to retain and work with Mr. Julian D. Jensen as the Company's legal counsel, and Hansen, Barnett & Maxwell as the financial auditors to attempt to complete the Reorganization. Counsel shall be given broad latitude to complete corporate filings and securities filings, as necessary to complete such Reorganization including, though not limited to, filing of an 8-K Information Statement as to completion of the preliminary terms of the Reorganization; work on Proxy Statement and Annual
 Meeting Statements; and, such securities and corporate filings as may be required to be reviewed or prepared incident to the completion of the Reorganization.

   There being no further business to come before the Board of Directors at this time, the Special Meeting of the Board of Directors of Mt. Olympus Enterprises, Inc. was adjourned by unanimous consent.

          DATED the day and date first above written.


                                        /s/
                                        L. Kent Mackay

                                        /s/

                                        Gregory Stringham

                                        /s/

                                        David R. Winters

     MTOLY.2/D-SPCMTG.ASC

                      EXHIBIT - E

          [NASD LETTERHEAD LOGO/ADDRESS]

          TELECOPIER

                                                  April 25, 1997

          Mark Peterson
          Alpine Securities Corporation
          440 East 400 South
          Salt Lake City, UT 84111

                    Re: Mt. Olympus Enterprises, Inc. Common Stock (#7081)

          Dear Mr. Peterson:

          The Association has reviewed the information you submitted pursuant to NASD Rule 6740 and Rule 15c2-11 under the Securities
 Exchange Act of 1934 in connection with the above referenced security(ies).

    This letter will confirm that on April 25, 1997, acting in reliance upon the information contained in the filing, we have cleared your request to submit a quote of $.01 Bid, $.10 Ask on the OTC Bulletin Board for Mt. Olympus Enterprises, Inc. Common Stock.

    Please be advised tat in clearing your filing it should not be assumed that any federal, state, or self-regulatory requirements other than Rule 6740 and Rule 15c2-11 have been considered. Furthermore, this clearance should not be construed as indicating that the NASD has passed upon the accuracy or adequacy of the documents contained in your Rule 15c2-11 submission.

    For members who receive clearance to enter quotations on the OTC Bulletin Board, the Association's Market Operations Unit will contact our firm within 24 hours of receipt of this letter. If you have any questions regarding this matter, please contact the undersigned at (301) 208-2824.

                                           Very truly yours,

                                           /S/
                                             Mark Jacoby
                                         Associate Compliance Examiner
                                          OTC Compliance Unit
     cc: National Quotations Bureau

                      EXHIBIT - F

                     Press Release
                                                 for

                             MT. OLYMPUS ENTERPRISES, INC.
                                     L. Kent Mackay, President
                                           5110 South 800 East
                                            Murray, UT 84117
                                        Telephone: (801) 262-2265

                                               July 1, 1997

          Mt. Olympus Enterprises, Inc. ("Mt. Olympus") announced today that it has entered into a Preliminary Letter of Intent with a privately-held Texas corporation known as Afritel Telecommunications, Inc. ("Afritel"), whereby
 Mt. Olympus will acquire all of the issued and outstanding stock of Afritel subsequent to a forty three-to-one (43:1) reverse split of its presently issued and outstanding shares. Mt. Olympus will issue a total of Five Million (5,000,000) new shares related to this acquisition transaction.

    Afritel is a start-up company without any present business, but intends to engage in a Private Placement Offering for initial capitalization ($500,000.00) and then attempt to engage in the development of telecommunication systems in Zaire and other developing African nations.

    The reorganization will contemplate a change in management of Mt. Olympus, with Afritel designating various directors and subsequently appointing new Officers for the company. If fully consummated, the reorganization will result in present shareholders holding approximately two percent (2%) of the issued and outstanding shares of the new entity.

    Mt. Olympus also concurrently entered into a Short Term Financing Agreements wherein a third party has loaned, for the benefit of Mt. Olympus and subject to security in 500,000 of the Mt. Olympus shares, $60,000.00 to pay the present debts and obligations of Mt. Olympus.

    Mt. Olympus has also, as of April 25, 1997, been authorized to resume trading on the "Electronic Bulletin Board." Its present quoting broker is Alpine Securities of Salt Lake City, Utah.


    Each of the foregoing matters is more particularly set out with supporting documentation in a Form 8-K filed by Mt. Olympus with the Securities and Exchange Commission. Any shareholder, or other interested party, may obtain a copy of the Form 8-K filing from counsel for Mt. Olympus: Mr. Julian D. Jensen, 311 South State, #380, Salt Lake
 City, Utah 84111 - Telephone (801) 531-6600; or, directly from the Securities and Exchange Commission.

          DATED this 8th day of May, 1997.


                                                  /s/
                                   L. Kent Mackay, President
                                   MT. OLYMPUS ENTERPRISES, INC.


     moe.2/release.moe